June 23, 2011

Mr. John Reynolds

Assistant Director

U. S. Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.Washington, D. C.  20549

Re:

Solido Ventures Inc.

Second Amended Registration Statement on Form 10-12G

Filed June 23, 2011

File No. 000-54403

Dear Mr. Reynolds:

This letter is in response to your comment letter dated June 22, 2011 to Michael Burns, President and CEO of Solido Ventures Inc. (the “Company”) regarding the Company’s Form 10-12G filed June 13, 2011.  The correspondence in response to your comments has been filed electronically on EDGAR, on the date of this letter, along with this letter.  These revisions incorporate the changes made in response to your comments which are itemized below.

Form 10

1.

We are filing a correct copy of the company’s Bylaws. Mr. Burns did not have any interest in the company until he purchased shares directly from the company on May 10, 2011.  The Bylaws of the company have not changed since the company’s date of incorporation, and accordingly, the Bylaws signed by Mr. DeFoor on March 31, 2011, remain the current Bylaws of the company.

2.

Attached as an exhibit to this letter are the acknowledgements made by the company that you requested in your June 22, 2011, letter.

Exhibits

3.

We are filing our articles of incorporation in the correct electronic format.

We trust that the Company’s responses and revisions address the comments raised in your letter to the Company dated June 10, 2011.  However, the Company will provide further information and make further revisions at your direction.

Very truly yours,

/s/ Sheila L. Seck

Sheila L. Seck, JD | MBA

sseck@seckassociates.com

Direct 913.515.9296

SLS;sls

cc:

Michael Burns via e-mail

Solido Ventures Inc.